ForeInvestors Choice Variable Annuity – I Share

Supplement Dated August 27, 2019 to your Prospectus dated May 1, 2019

PIMCO Global Multi-Asset Managed Allocation Portfolio

This supplement supersedes and replaces the supplement filed August 12, 2019 regarding the Portfolio’s name change.

Effective October 1, 2019, the PIMCO Global Multi-Asset Managed Allocation Portfolio is renamed PIMCO Global Managed Asset Allocation Portfolio.  All references to the prior name in the prospectus are deleted and replaced with PIMCO Global Managed Asset Allocation Portfolio.

This Supplement Should Be Retained For Future Reference.

FIC-I-082719-NC